STOCK OPTION

         This Stock Option Agreement is made effective this 22 day of December, 1995 by and between A-Z Professional Consultants, Inc. (hereinafter "Optionee") a Utah corporation with offices at 268 West 400 South, Suite 305, Salt Lake
City, Utah 84101, and The Canton Industrial Corporation, Inc., a Nevada corporation (hereinafter "Company" or "Canton") with offices at 268 West 400 South, Suite 300, with respect to the following:

                                    RECITALS

         WHEREAS, Optionee is in the business of providing marketing and general business consulting services to privately held and publicly-held corporations; and

         WHEREAS, Company desires to compensate Optionee for advice and consultation with Company's management concerning its growth strategy, potential business relations, its financial public relations communication obligations, and other matters connected to Company's business; and

         WHEREAS, Optionee has refrained from collecting certain commissions, stock payments and monies due to Optionee from Company pursuant to prior contracts with the Company; and

         WHEREAS, Optionee and its employees, including, but not limited to Richard Surber who has acted as the past President of Canton, and who is a current Director on the Board of Directors for Canton, and who is additionally acting as the Chief Executive Officer for Canton, have provided, and continue to provide valuable information, and business contacts.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is expressly acknowledged, the parties agree as follows:

         Execution of this Agreement constitutes good and sufficient consideration for the Option granted hereunder. Additionally, consideration for the Option granted hereunder is acknowledged in the forbearance by Optionee of pursuing payments of stock and monies due Optionee under prior agreements with Company.

                                      GRANT

1. Grant of Option. The Company hereby grants Optionee the right and option ("Option") to purchase all or any part of up to 26% of the issued and outstanding shares of The Canton Industrial Corporation's Common Stock, as of the date of this Agreement, on the terms and conditions set forth herein and subject to the provisions of this Stock Option.

2. Exercise Price. The Option price of the shares of Common Stock which are subject to this Option (the "Option Shares") shall be fifty-nine cents ($.59) per share.

3. Term of Option. This Option may be exercised, in whole or in part, at any time prior to 12:00 Midnight, Mountain Standard Time, on the date that is five years from the date of , 1995.

4. Persons Entitled to Exercise. During the Optionee's lifetime, this Option can only be exercised by the Optionee, unless Company receives a written notarized assignment by Optionee which shall be valid only in the following fashion, to wit: 50% of any remaining option rights by the David Michael Irrevocable Trust, and 50% of any remaining option rights by the Alexandr W. Senkovski Irrevocable Trust. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process.

5. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option, by delivery of a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options to be exercised along with either:

                  (a) A certified check or bank check payable to the order of the Company in the amount of the full exercise price of the Common Stock being purchased; or,

                  (b)  Other  consideration  acceptable  to the  Company,  which
                  consideration   shall  be  first  approved  by  the  Board  of
                  Directors, with the sole exclusion of a promissory note.

6. Availability of Shares. During the term of this option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

7. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, or recapitalization of the Common Stock. The total number of shares available under this Option shall be satisfied upon the Optionee acquiring a total of 26% of Canton's issued and outstanding stock at any time prior to the final termination date of this Option, and/or any extensions thereto. Subsequent to such time as the Optionee has purchased, and, or otherwise acquired shares totalling 26% of the issued and outstanding shares of Canton, the Optionee will not thereafter be entitled to exercise additional options on Canton stock, i.e., if Canton, prior to or subsequent to the Optionee's exercise of a total of 26% of the outstanding shares of Canton, issues or authorizes additional shares, the Optionee is not entitled to additional options.

8. Limitation on Exercise. If the Board of Directors of the Company, in their sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors, within a reasonable time frame.

9. Restrictions on Transfer. Neither this Option, nor the securities covered thereby, have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The Optionee acknowledges that unless a registration statement with respect to this Option is filed and declared effective by the Securities and Exchange Commission, and the appropriate state governing agency, the Option has or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under the state statutes. In some states, specific conditions must be met, or the approval of the state's security regulatory authority may be required before an offer or sale. The Company is under no obligation to register the Option with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Option in limited amounts can be made after holding the securities for two years from the acquisition date of the Securities, as determined under rule 144(d), and in accordance with the terms and conditions of rule 144. Neither the Company, its registrar or its transfer agent, will dispose of the Securities without proper registration or exemptions. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the shares obtained pursuant to this Option and any certificate representing the Option shares shall bear a legend in substantially the following form so restricting the sale or other transfer thereof:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

10. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes.

11. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when it has exercised this Option to purchase those shares and fully paid for such shares.

12. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

13. Attorney's Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover actual attorney's fee from the other party. The attorney's fees may be ordered by the court in the trial of any action described in this paragraph or may be enforced in a separate action brought for determining attorney's fees.


         IN WITNESS WHEREOF, the parties have executed this Option.

         DATED this 22day of December, 1995.

                                            The Canton Industrial Corporation

                                            By: Steven A. Christensen

                                            Title: President

                                            Accepted:
                                            By: /s/ Richard D. Surber
                                            Title: President